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                                                                      EXHIBIT 14


                                POWER OF ATTORNEY


SAFECO Life Insurance Company, a Washington Corporation, (the "Company") and each of its undersigned officers and directors, hereby nominate and appoint Boh
A. Dickey and Richard E. Zunker (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him and in his name and place in any and all capacities, to execute and sign all amendments to the Registration Statements of SAFECO Separate Account C on Form N-4, SAFECO Separate Account SL on Form S-6, and SAFECO Resource Variable Account B on Form N-4 (hereinafter the "Separate Accounts") under the Securities Act of 1933 and the Investment Company Act of 1940, and to file with the Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of the variable insurance products issued from the Separate Accounts, such amendments and any supplements thereto, as well as any and all exhibits and other documents necessary or desirable to such amendment or supplement process, granting to such attorneys and each of them, full power and authority to do and perform each and every act necessary and/or appropriate as fully and with all intents and purposes as the Company itself and the undersigned officers and directors themselves might or could do.

IN WITNESS WHEREOF, SAFECO LIFE INSURANCE COMPANY has caused this power of attorney to be executed in its full name and by its President and attested by its Secretary and the undersigned officers and directors have each executed such power of attorney, on this 13th day of January, 1995.


                                        SAFECO LIFE INSURANCE COMPANY


                                        By:  /s/ RICHARD E. ZUNKER
                                           -----------------------------
                                            Richard E. Zunker, President


ATTEST:


/s/ ROD A. PIERSON
-------------------------
Rod A. Pierson, Secretary


                       (Signatures Continue on Next Page)
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
       NAME                                                            TITLE
       ----                                                            -----
/s/ RICHARD E. ZUNKER                                           Director and President
--------------------------------------                       (Principal Executive Officer)
Richard E. Zunker


/s/ JAMES T. FLYNN                                          Vice President, Controller and
--------------------------------------                           Assistant Secretary
James T. Flynn                                              (Principal Accounting Officer)



/s/ ROD A PIERSON                                           Director, Senior Vice President
--------------------------------------                               and Secretary
Rod A. Pierson


/s/ R.H. EIGSTI                                                  Director and Chairman
--------------------------------------
R. H. Eigsti


/s/ BOH A. DICKEY                                        Director and Executive Vice President
--------------------------------------
Boh A. Dickey


/s/ DONALD S. CHAPMAN                                                 Director
--------------------------------------
Donald S. Chapman


/s/ DAN D. McLEAN                                                     Director
--------------------------------------
Dan D. McLean


/s/ JAMES W. RUDDY                                                    Director
--------------------------------------
James W. Ruddy


/s/ ROBERT W. SWEGLE                                                  Director
--------------------------------------
Robert W. Swegle


/s/ RONALD SPAULDING                                         Director and Vice President
--------------------------------------
Ronald Spaulding